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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            -------------------


                                  FORM 8-K
                          CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                               -------------


    Date of Report (Date of Earliest Event Reported): February 18, 1997

                           WestPoint Stevens Inc.
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           (Exact Name of Registrant as Specified in its Charter)

                                  Delaware
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               (State or Other Jurisdiction of Incorporation)

            0-21496                                    36-3498354
------------------------------               ------------------------------
   (Commission File Number)                         (I.R.S. Employer
                                                   Identification No.)

  507 West Tenth Street, West Point, Georgia                   31833
---------------------------------------------          --------------------
   (Address of Principal Executive Offices)                 (Zip Code)

                               (706) 645-4000
---------------------------------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)

                               Not Applicable
---------------------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)




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     ITEM 5.   OTHER EVENTS.

               On February 18, 1997 WestPoint Stevens Inc. announced that it has reached an agreement with The Bibb Company ("Bibb") to purchase substantially all assets related to Bibb's towel operations at the Rosemary Complex in Roanoke Rapids, North Carolina.

     ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS.

               Exhibit 99.  Press Release Dated February 18, 1997.



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                                    SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WESTPOINT STEVENS INC.


     Date:  February 18, 1997      By:  /s/CHRISTOPHER N. ZODROW
                                        ------------------------------
                                        Christopher N. Zodrow
                                        Vice President and Secretary





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                                  EXHIBIT INDEX


     Exhibit No.:        Description:                       Page No.:
     -----------         -----------                        --------

     99                  Press Release dated February
                         18, 1997.






     NYFS08...:\65\80765\0004\1324\SEC2187M.030